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CUSIP No.  989390109


                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13D

               The undersigned agree as follows:

               (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

               (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

               Dated March 21, 2003

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                                        V. PREM WATSA


                                               /s/ V. Prem Watsa
                                        ----------------------------------------




                                        1109519 ONTARIO LIMITED



                                        By:    /s/ V. Prem Watsa
                                               ---------------------------------
                                               Name:  V. Prem Watsa
                                               Title: President




                                        THE SIXTY TWO INVESTMENT COMPANY LIMITED



                                        By:    /s/ V. Prem Watsa
                                              ----------------------------------
                                              Name:  V. Prem Watsa
                                              Title: President




                                        810679 ONTARIO LIMITED



                                        By:    /s/ V. Prem Watsa
                                               ---------------------------------
                                               Name:  V. Prem Watsa
                                               Title: President




                                        FAIRFAX FINANCIAL HOLDINGS LIMITED



                                        By:    /s/ Eric P. Salsberg
                                               ---------------------------------
                                               Name:  Eric P. Salsberg
                                               Title: Vice President, Corporate
                                                      Affairs

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                                        CRC (BERMUDA) REINSURANCE LIMITED



                                        By:    /s/ Ronald Schokking
                                               ---------------------------------
                                               Name:  Ronald Schokking
                                               Title: Vice President




                                        FFHL GROUP LTD.



                                        By:    /s/ Eric P. Salsberg
                                               ---------------------------------
                                               Name:  Eric P. Salsberg
                                               Title: Vice President



                                        FAIRFAX INC.



                                        By:    /s/ Eric P. Salsberg
                                               ---------------------------------
                                               Name:  Eric P. Salsberg
                                               Title: Vice President



                                        TIG HOLDINGS, INC.



                                       By:     /s/ Eric P. Salsberg
                                               ---------------------------------
                                               Name:  Eric P. Salsberg
                                               Title: Vice President




                                        TIG INSURANCE GROUP



                                        By:    /s/ Scott Donovan
                                               ---------------------------------
                                               Name:  Scott Donovan
                                               Title: President

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                                        TIG INSURANCE COMPANY



                                        By:    /s/ Scott Donovan
                                               ---------------------------------
                                               Name:  Scott Donovan
                                               Title: President




                                        ODYSSEY RE HOLDINGS CORP.



                                        By:    /s/ Donald L. Smith
                                               ---------------------------------
                                               Name:  Donald L. Smith
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Corporate Secretary




                                        ODYSSEY AMERICA REINSURANCE CORPORATION



                                        By:    /s/ Donald L. Smith
                                               ---------------------------------
                                               Name:  Donald L. Smith
                                               Title: Senior Vice President




                                        ODYSSEY REINSURANCE CORPORATION



                                        By:    /s/ Donald L. Smith
                                               ---------------------------------
                                               Name:  Donald L. Smith
                                               Title: Senior Vice President


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                                        CRUM & FORSTER HOLDING INC.



                                        By:    /s/ Mary Jane Robertson
                                               ---------------------------------
                                               Name:  Mary Jane Robertson
                                               Title: Executive Vice President &
                                                      Treasurer




                                        UNITED STATES FIRE INSURANCE COMPANY



                                         By:   /s/ Mary Jane Robertson
                                               ---------------------------------
                                               Name:  Mary Jane Robertson
                                               Title: Executive Vice President,
                                                      Treasurer & Chief
                                                      Financial Officer




                                        THE NORTH RIVER INSURANCE COMPANY



                                        By:    /s/ Mary Jane Robertson
                                               ---------------------------------
                                               Name:  Mary Jane Robertson
                                               Title: Executive Vice President,
                                                      Treasurer & Chief
                                                      Financial Officer